UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2017

GRAHAM HOLDINGS COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-6714	53-0182885
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 North 17th Street, Arlington, Virginia	22209
(Address of principal executive offices)	(Zip Code)

(703) 345-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 27, 2017, Kaplan Higher Education LLC and Iowa College Acquisition, LLC (collectively, “Kaplan”), subsidiaries of Graham Holdings Company, entered into a Contribution and Transfer Agreement (“Transfer Agreement”) to contribute the institutional assets and operations of Kaplan University (“KU”) to a new, nonprofit, public-benefit corporation (“New University”) affiliated with Purdue University (“Purdue”) in exchange for a Transition and Operations Support Agreement (“TOSA”), pursuant to which, among other provisions, Kaplan will provide key non-academic operations support to New University for an initial term of 30 years with a buy-out option after six years.  The terms and conditions of the Transfer Agreement and the TOSA are described in Item 8.01 of the Current Report on Form 8-K filed by Graham Holdings Company on April 27, 2017 and such description is incorporated herein by reference.

The Transfer Agreement, including the form of the TOSA attached as an exhibit thereto, has been filed herewith as Exhibit 2.1, and the description set forth above is qualified in its entirety by the full terms and conditions of the Transfer Agreement. The form of TOSA filed herewith as Exhibit 2.1 is subject to change and the terms of the definitive TOSA may differ from the description set forth above.

The Transfer Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Graham Holdings Company, Purdue or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Transfer Agreement were made only for purposes of the Transfer Agreement and as of specific dates, were solely for the benefit of the parties to the Transfer Agreement, may be subject to limitations agreed upon by the contracting parties, including, without limitation, being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Transfer Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Transfer Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Transfer Agreement, which subsequent information may or may not be fully reflected in Graham Holdings Company’s public disclosures.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
2.1	Contribution and Transfer Agreement, dated April 27, 2017, by and among Kaplan Higher Education, LLC, Iowa College Acquisition, LLC, Purdue University, and Purdue New U, Inc.*

*Graham Holdings Company hereby undertakes to furnish supplementally a copy of any omitted exhibit or schedule to such agreement to the U.S. Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Holdings Company (Registrant)

Date: April 27, 2017	By:	/s/ Wallace R. Cooney
Name: Wallace R. Cooney
Title: Senior Vice President-Finance
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit	Description
2.1	Contribution and Transfer Agreement, dated April 27, 2017, by and among Kaplan Higher Education, LLC, Iowa College Acquisition, LLC, Purdue University, and Purdue New U, Inc.*

*Graham Holdings Company hereby undertakes to furnish supplementally a copy of any omitted exhibit or schedule to such agreement to the U.S. Securities and Exchange Commission upon request.